EXHIBIT 10.3
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                          MUTUAL GENERAL RELEASE
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      THIS MUTUAL GENERAL RELEASE is executed as of this 8th day of June,
2004, by: (I) Lakes of the Meadow Village Homes Condominium No. One Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Two Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Three Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Four Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Five Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Six Maintenance Association, Inc., Lakes of the Meadow Village Homes Condominium No. Seven Maintenance Association, Inc., and Lakes of the Meadow Village Homes Condominium No. Nine Maintenance Association, Inc., each a Florida corporation not for profit (individually, an "Association" and collectively, the "Associations"), with each Association executing this Mutual General Release on behalf of itself and its members (such Associations and their members (in their capacity as members) are collectively, the "Settlement Class" or "Settlement Class Members" and individually, a "Settlement Class Member"); and (II) Arvida/JMB Partners, L.P., a Delaware limited partnership d/b/a Arvida/JMB Partners, Ltd. ("Arvida/JMB"). (The Settlement Class, on the one hand, and Arvida/JMB, on the other hand, are collectively referred to in this Mutual General Release as the "Parties" and each as a "Party.")

      WHEREAS, the Settlement Class Members and Arvida/JMB have entered into a Settlement Agreement (the "Settlement Agreement") dated as of February 3, 2004 relating to the Lawsuit;

      WHEREAS, the Parties are entering into this Mutual General Release pursuant to the terms of the Settlement Agreement; and

      WHEREAS, this Mutual General Release is intended to extinguish all obligations of the Parties and their respective Related Parties and Affiliates to each other regarding their respective Claims, except as otherwise provided below.

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged and described in the Settlement Agreement, the Settlement Class Members, on behalf of themselves and their Related Parties, on the one hand, and Arvida/JMB, on behalf of itself and its Affiliates, on the other hand, do hereby forever discharge and fully release each other from: (a) all manner of action and actions, cause and causes of action, (b) claims, liabilities or obligations of every kind and nature, in law or equity, by statute or otherwise, suits, debts, dues, sums of money, accounts, indemnities, guarantees, warranties, reckonings, bonds, bills, covenants, contracts, controversies, agreements and promises, and (c) damages (including, without limitation, damages to wood accessories, trimmings and treatments, porches, columns, railings, stairs, facia boards, trusses, walls, tiles, carpets, lamps, personal belongings, roofs and other areas of the Condominium Units in the Village Homes), judgments, executions, losses, costs or expenses of every kind and nature (including, without limitation, costs to remediate, replace or complete, storage and handling expenses, alternative living expenses, expenses for loss of use or enjoyment or for inconvenience, loss of value and loss of financing or refinancing opportunity), compensation and rights of subrogation, contribution, indemnification or reimbursement, now accrued or hereafter to accrue (whether known or unknown, anticipated or unanticipated, suspected or unsuspected, direct, indirect, consequential,






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fixed, vested or contingent, asserted or unasserted), which any of the
Settlement Class Members and their Related Parties, on the one hand, and Arvida/JMB and its Affiliates, on the other hand, had, now has, or may in the future have against each other arising out of or relating to the following: (i) any of the subject matters of the Lawsuit (including, without limitation, the design and/or construction of the Condominium Units in the Village Homes, including latent defects or other damage of every kind and nature to such Condominium Units arising out of the actions or omissions of Arvida/JMB, its Affiliates or any architects, engineers or subcontractors engaged at any time by or on behalf of Arvida/JMB or any of its Affiliates); (ii) any order or action of the Miami-Dade County, Florida Unsafe Structures Board and/or any authority with jurisdiction to review orders or actions of that Board with respect to any of the Settlement Class Members' property or the Village Homes, or any action or order of any other governing body with jurisdiction over such property or the Village Homes, whether any such order or action has already been issued or undertaken or occurs in the future; (iii) any remediation, alteration or construction-related or design-related activities undertaken in regard to the Condominium Units in the Village Homes, whether undertaken by or on behalf of Arvida/JMB, any of its Affiliates, any architects, engineers or subcontractors engaged at any time by or on behalf of Arvida/JMB or any of its Affiliates, or by any of the Settlement Class Members or any other Person, and whether already undertaken or occurring in the future; (iv) the failure of any Settlement Class Members or any other condominium association or condominium owners in the Village Homes to undertake appropriate and/or timely remediation or alterations to cure all construction and design defects of every kind and nature (including, without limitation, latent defects) of, and all other damage to, their Condominium Units in the Village Homes; or (v) the past, present or future governance, operation, maintenance or administration of any of the Associations, any other Village Homes condominium association, or any of their respective affairs or property, including, without limitation, the application of the settlement payment made by Arvida/JMB to the Settlement Class pursuant to the Settlement Agreement (all of the foregoing matters to be discharged and released herein being hereinafter referred to as the "Released Claims"); PROVIDED, HOWEVER, that the Parties do not release each other from their respective obligations and duties under the Settlement Agreement, this Mutual General Release, or any other Related Agreement. Without limiting the generality of the foregoing, the Released Claims include claims or demands for consequential damages; special damages; punitive damages; prejudgment interest; attorneys' fees and expenses; experts' fees and expenses; consulting fees and expenses; and any losses, costs, expenses, fines or other obligations assessed or imposed against any Settlement Class Member pursuant to an order of any governmental authority with jurisdiction over his or her property or the Village Homes, or arising out of the actions or failure to act by any Settlement Class Members, or any other Village Homes condominium association or condominium owner or any other Person, with respect to an order of any governmental authority pertaining to their property or the Village Homes (including, without limitation, any action or failure to act in response to the Deficiency Notices concerning any Condominium Units in the Village Homes). Further, and without limiting the generality of the foregoing, (x) the Settlement Class Members acknowledge and agree that the Released Claims of the Settlement Class Members and their Related Parties include any and all claims, demands, causes of action, damages and other rights or remedies that any of them has asserted or could have asserted against Arvida/JMB or any of its Affiliates in the Lawsuit (including, without limitation, that Arvida/JMB or any of its Affiliates is a "successor developer" to Disney or any of its Affiliates); and (y) Arvida/JMB acknowledges and agrees that the Released Claims of Arvida/JMB and its Affiliates include any and all claims, demands, causes of action, damages and other rights or remedies that Arvida/JMB or any of its Affiliates has asserted or could have asserted against any of the Settlement Class Members or any of their Related Parties in the Lawsuit. The Settlement Class Members covenant that neither they nor any of their Related Parties will sue Arvida/JMB or any of its Affiliates for or in respect of any Released Claims of the Settlement Class Members or their Related Parties.



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      To the extent that the Parties (or their Related Parties or
Affiliates) have Claims or any other rights or remedies against Disney or any of its Affiliates, nothing in the Settlement Agreement, this Mutual General Release or any other Related Agreement shall release, alter, hinder, abrogate or otherwise affect, and the Parties hereby reserve, any such Claims and other rights and remedies (including without limitation any causes of action for indemnification or contribution) against Disney or any of its Affiliates.

      The Settlement Class Members and Arvida/JMB acknowledge, that they have had ample time and opportunity to review the following matters with their respective counsel prior to signing this Mutual General Release: (i) the consideration for this Mutual General Release; (ii) all Released Claims the Settlement Class Members and their Related Parties may have or expect to have against Arvida/JMB or any of its Affiliates and all Released Claims that Arvida/JMB and its Affiliates may have or expect to have against the Settlement Class Members or any of their Related Parties; (iii) the form of this Mutual General Release; (iv) the legal effect and ramifications of executing and delivering this Mutual General Release; and (v) all other matters and information deemed by them to be necessary or material in their decision to execute and deliver this Mutual General Release.

      Settlement Class Members, on the one hand, and Arvida/JMB, on the other hand, acknowledge that they are aware they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to matters relevant to this Mutual General Release, but it is their intention to, and they do hereby, fully, finally and forever settle and release any and all Released Claims, without regard to the subsequent discovery or existence of such additional or different facts.

      All capitalized terms used but not otherwise defined in this Mutual General Release shall have the meanings ascribed to them in the Settlement Agreement.

      Nothing stated herein shall be deemed to be or construed as an admission by any Party of any liability to another Party or any other Person.

      This Mutual General Release shall be governed and construed in accordance with the internal laws of the State of Florida. The terms and provisions of this Mutual General Release are severable. In the event that any term or provision of this Mutual General Release is determined by an appropriate judicial authority to be illegal, invalid or otherwise unenforceable, such term or provision shall be given its nearest legal meaning or be construed as deleted as such authority determines, and the remainder of this Mutual General Release shall be construed to be in full force and effect. Arvida/JMB shall cause the Notices of Settlement to be recorded among the public records of Miami-Dade County, Florida with respect to the Associations.

      The Settlement Class Members hereby represent and warrant to Arvida/JMB and its Affiliates that they and their Related Parties are the owners of their respective Released Claims and that they and their Related Parties have not previously expressly or impliedly assigned, transferred, pledged or otherwise disposed of (whether voluntarily or by operation of law) any of such Released Claims or any interest therein.

      The Settlement Agreement, this Mutual General Release, the other Related Agreements (including, without limitation, the Final Judgment) and any other instruments and documents contemplated thereby or hereby (collectively, the "Settlement Documents") incorporate, embody, express and supersede all other agreements and understandings between the Parties with respect to the Settlement. There are no representations upon which the Parties relied in making this Mutual General Release that are not expressly





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set forth in the Settlement Agreement or this Mutual General Release. No purported modification or change to the terms of this Mutual General Release shall be enforceable or effective unless it is in writing and signed by the authorized representative of the Person affected by the modification, change or alteration. This Mutual General Release shall be binding upon and inure to the benefit of the Settlement Class Members, their Related Parties, Arvida/JMB and its Affiliates, and the respective successors and permitted assigns of such Persons (collectively, "the Released Parties"). Without limiting the generality of the previous sentence, it is the intention of the Parties that, to the extent permitted by applicable law, this Mutual General Release shall be binding upon, and shall inure to the benefit of, the Settlement Class Members and the Related Parties of each Settlement Class Member and Arvida/JMB and the Affiliates of Arvida/JMB, so that the Released Claims of the Settlement Class Members and the Related Parties of the Settlement Class Members against Arvida/JMB and its Affiliates and the Released Claims of Arvida/JMB and the Affiliates of Arvida/JMB against the Settlement Class Members and their Related Parties shall be fully discharged and forever released on the terms and conditions set forth in this Mutual General Release. Notwithstanding the foregoing, this Mutual General Release is not intended to benefit or release any Person other than the Released Parties, and it is understood that Disney and its Affiliates are not "Released Parties". This Mutual General Release may be executed in counterparts. Each counterpart shall be deemed an original and, when taken together with other signed counterparts, shall constitute one Mutual General Release. This Mutual General Release is not contingent or dependent upon any other release between Arvida/JMB and any other Person.

      Settlement Class Members represent that, other than the Lawsuit, they have not filed or commenced any charges, claims, or grievances with any governmental agency or tribunal, or filed or commenced any proceeding at law or otherwise, consisting of or reflecting in any way any of the Released Claims.

      Settlement Class Members acknowledge that they have participated in the drafting of this Mutual General Release and that the language of all parts of this Mutual General Release shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties.






                       [ SIGNATURE PAGES TO FOLLOW ]
























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      IN WITNESS WHEREOF, we have hereunto set our hands and seals effective as of the date first written above.



                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO, ONE MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness:  /s/ Barbara Elkin         By:     /s/ Lazaro Cabezas
                                            ------------------------------

                                    Name:   Lazaro Cabezas
                                    Title:  Pres.




                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. TWO MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Vivian M. Oramas       By:     /s/ Patricia Chaudry
                                            ------------------------------

                                    Name:   Patricia Chaudry
                                    Title:  President




                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. THREE MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Holman Rios            By:     /s/ Eileen Rosado
                                            ------------------------------

                                    Name:   Eileen Rosado
                                    Title:  President & Mediation Rep.


















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                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. FOUR MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Karin Rojas            By:     /s/ Catalina Quadreny
                                            ------------------------------

                                    Name:   Catalina Quadreny
                                    Title:  President




                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. FIVE MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Kristine M. Ortega     By:     /s/ Gabriel Cardenas
                                            ------------------------------

                                    Name:   Gabriel Cardenas
                                    Title:  President




                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. SIX MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Cherol Ramsay          By:     /s/ Ed Cambuzano
                                            ------------------------------

                                    Name:   Ed Cambuzano
                                    Title:  Pres.























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                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. SEVEN MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Elsa Delgado           By:     /s/ Maria Oramas
                                            ------------------------------

                                    Name:   Maria Oramas
                                    Title:  President




                                    LAKES OF THE MEADOW VILLAGE HOMES
                                    CONDOMINIUM NO. NINE MAINTENANCE
                                    ASSOCIATION, INC.,
                                    a Florida corporation not for profit,
                                    on its behalf and on behalf
                                    of its members


Witness: /s/ Guillermina Bonet
             Coto                   By:     /s/ William Aylsworth
                                            ------------------------------

                                    Name:   William Aylsworth
                                    Title:  President




                                    ARVIDA/JMB PARTNERS, L.P.,
                                    a Delaware limited partnership
                                    d/b/a Arvida/JMB Partners, Ltd.

                                    By:     Arvida/JMB Managers, Inc.
                                            General Partner


Witness: /s/ Marilyn A. Corbett     By:     /s/ Gary Nickele
                                            ------------------------------

                                    Name:   Gary Nickele
                                    Title:  President






















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